UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 18, 2012

Date of Report (Date of earliest event reported)

Medicis Pharmaceutical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14471	52-1574808
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7720 North Dobson Road

Scottsdale, Arizona 85256

(Address of principal executive offices) (Zip Code)

(602) 808-8800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Company Receives Notice of Allowance for Second Patent Covering ZYCLARA® (Imiquimod) Cream, 3.75%

On September 18, 2012, Medicis Pharmaceutical Corporation (the “Company”) received a Notice of Allowance issued by the United States Patent and Trademark Office (the “USPTO”) for the Company’s United States patent application directed to the use of ZYCLARA® (Imiquimod) Cream, 3.75% for the treatment of actinic keratosis. The patent application is U.S. Application No. 13/182,433, entitled Method of Treating Actinic Keratosis with 3.75% Imiquimod Cream (the “’433 Application”). As previously reported, in August 2012 the Company voluntarily filed a Request for Continued Examination with the USPTO for the ’433 Application that has allowed the USPTO to consider Paragraph IV Patent Certification letters received by the Company from Actavis Mid Atlantic LLC (“Actavis”) relating to the ’433 Application and the Company’s U.S. Patent No. 8,236,816 (the “’816 Patent”), which was issued on August 7, 2012 and is also directed to the use of ZYCLARA® Cream, 3.75% for the treatment of actinic keratosis. The Company has filed suit against Actavis in the U.S. District Court for the District of Delaware alleging infringement by Actavis of one or more claims of the ’816 Patent. The Company anticipates that a patent will issue pursuant to the ’433 Application prior to the expiration of the Company’s regulatory exclusivity for ZYCLARA® Cream, 3.75% for the treatment of actinic keratosis in March 2013.

Forward-Looking Statements:

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements included that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements, including those related to the timing with respect to the issuance of a patent under the ’433 Application, are based on certain assumptions made by the Company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. No assurances can be given, however, that these activities, events or developments will occur or that such results will be achieved. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Several of these risks are outlined in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 and the Annual Report on Form 10-K for the year ended December 31, 2011, and other documents we file with the Securities and Exchange Commission. Forward-looking statements represent the judgment of Company management as of the date of this Current Report on Form 8-K, and the Company disclaims any intent or obligation to update any forward-looking statements contained herein, which speak as of the date hereof. Among other things, there can be no assurance that the issuance of the Notice of Allowance for the ’433 Application will result in the final issuance of a patent underlying such Notice of Allowance, as well as no assurance as to the timing of the final issuance of such patent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICIS PHARMACEUTICAL CORPORATION

Date: September 25, 2012	By:	/s/ Seth L. Rodner
Seth L. Rodner
Executive Vice President, Chief Legal Officer and Corporate Secretary